SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT

SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of September 26, 2005, among IPG (US) INC., a Delaware corporation (“IPG (US)”), CENTRAL PRODUCTS COMPANY, a Delaware corporation, IPG ADMINISTRATIVE SERVICES INC., a Delaware corporation, INTERTAPE POLYMER CORP., a Delaware corporation and IPG FINANCIAL SERVICES INC., a Delaware corporation (each, a “U.S. Subsidiary Borrower” and, collectively, the “U.S. Subsidiary Borrowers” and together with IPG (US), each a “U.S. Borrower” and, collectively, the “U.S. Borrowers”), INTERTAPE POLYMER INC., a corporation organized under the laws of Canada (the “Canadian Borrower” and, together with the U.S. Borrowers, each, a “Borrower” and, collectively, the “Borrowers”), INTERTAPE POLYMER GROUP INC., a corporation organized under the laws of Canada (the “Canadian Parent”), IPG (US) HOLDINGS INC., a corporation organized under the laws of Delaware (“U.S. Intermediate Holdco” and, together with the Canadian Parent and the Borrowers, collectively, the “Loan Agreement Parties”), the financial institutions listed on Schedule 2.01 to the Credit Agreement referred to below, as such Schedule may from time to time be supplemented and amended (collectively, the “Lenders”) and CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Loan Agreement Parties, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of July 28, 2004 (as amended, restated, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms, conditions and agreements herein set forth, the parties hereto wish to amend the Credit Agreement and the Lenders wish to grant a consent to certain provisions of the Credit Agreement, in each case as herein provided;

NOW, THEREFORE, it is agreed:

I.

Amendments to Credit Agreement.

1.

Section 6.03(a)(i) of the Credit Agreement is hereby amended by deleting the text “involving a U.S. Borrower, such” appearing in said Section and inserting the text “involving one or more U.S. Borrowers, a” in lieu thereof.

2.

Section 6.07(i)(x) is hereby amended by deleting the text “pay dividends” appearing in said Section and inserting the text “make Restricted Payments” in lieu thereof.

NEWYORK 4549706 (2K)

II.

Consents to Credit Agreement.

1.

Notwithstanding anything to the contrary contained in the Credit Agreement, the Lenders hereby consent and agree that:

(i)

IPG (US) may incur a “daylight loan” from Comerica Bank on or before December 30, 2005, in an aggregate principal amount not to exceed $53,000,000 (the “Daylight Loan”), so long as the full principal amount of the Daylight Loan (together with any accrued interest thereon) is repaid (or paid, as applicable) no later than 5:00 P.M. (New York Time) on the same day that the Daylight Loan is incurred;

(ii)

(I) U.S. Intermediate Holdco may amend its Articles of Incorporation to authorize the issuance of, and may thereupon issue, Preferred Equity to IPG Holdings and (II) IPG Holdings may own and hold such Preferred Equity, in any such case so long as (and only for so long as) (x) 100% of such shares of Preferred Equity are at all times owned by IPG Holdings and pledged to Collateral Agent pursuant to the U.S. Pledge Agreement and (y) IPG Holdings at all times remains a Wholly-Owned Subsidiary of the Canadian Parent (it being understood and agreed that the issuance of Preferred Equity by U.S. Intermediate Holdco in accordance with the foregoing provisions shall not (1) give rise to, or constitute, a “Change in Control” for purposes of the definition thereof appearing in Section 1.01 of the Credit Agreement or (2) constitute a breach of Section 5.12 (a), 6.01(b), 6.10(a)(i), 6.12(e) or any other Section of the Credit Agreement); and

(iii)

IPG Holding Company of Nova Scotia and IPG Finance LLC may liquidate, dissolve, merge or amalgamate into the Canadian Borrower, so long as (x) the Canadian Borrower is the surviving Person of any such liquidation, dissolution, merger or amalgamation and (y) in connection with such liquidation, dissolution, merger or amalgamation, the Canadian Borrower or such other Subsidiary, as appropriate, shall take all actions necessary or reasonably requested by the Collateral Agent to maintain the perfection of or perfect, as the case may be, protect and preserve the Liens on the Collateral granted to the Collateral Agent pursuant to the Security Documents and otherwise comply with the provisions of Sections 5.10, 5.11 and 5.12, in each case, on the terms set forth therein and to the extent applicable (it being understood and agreed that the liquidation, dissolution, merger or amalgamation of IPG Holding Company of Nova Scotia and/or IPG Finance LLC in accordance with the foregoing provisions shall not constitute a breach of Section 6.03(a) of the Credit Agreement).

III.

Miscellaneous Provisions.

1.

In order to induce the Lenders to enter into this Second Amendment, each of the Loan Agreement Parties hereby represents and warrants that (i) no Default or Event of Default exists as of the Second Amendment Effective Date both immediately before and immediately after giving effect thereto and (ii) all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material

NEWYORK 4549706 (2K)	2

respects on the Second Amendment Effective Date both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.

This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

3.

This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Canadian Parent and the Administrative Agent.

4.

THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.

This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i)

each of the Loan Agreement Parties and Lenders constituting the Requisite Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention:  May Yip (facsimile number: 212-354-8113 / email address: myip@whitecase.com); and

(ii)

the Loan Agreement Parties shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses payable to the Administrative Agent and the Lenders to the extent then due pursuant to the Credit Agreement or any other Loan Document.

6.

From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

*        *        *

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

IPG (US) INC.,
as a U.S. Borrower

By:

/s/ Victor DiTommaso

Name: Victor DiTommaso
Title: Vice President Finance

CENTRAL PRODUCTS COMPANY,
as a U.S. Borrower

By:

/s/ Victor DiTommaso

Name: Victor DiTommaso
Title: CFO

IPG ADMINISTRATIVE SERVICES INC.,
as a U.S. Borrower

By:

/s/ Victor DiTommaso

Name: Victor DiTommaso
Title: Vice President Finance

INTERTAPE POLYMER CORP.,
as a U.S. Borrower

By:

/s/ Gregory Yull

Name: Gregory Yull
Title: President

IPG FINANCIAL SERVICES INC.,
as a U.S. Borrower

By:

/s/ Andrew M. Archibald

Name: Andrew M. Archibald
Title: President

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INTERTAPE POLYMER INC.,
as Canadian Borrower

By:

/s/ Andrew M. Archibald

Name: Andrew M. Archibald
Title:  CFO

INTERTAPE POLYMER GROUP INC.,
as a Guarantor

By:

/s/ Andrew M. Archibald

Name: Andrew M. Archibald

Title: CFO & Secretary

IPG (US) HOLDINGS INC.,
as a Guarantor

By:

/s/ Victor DiTommaso

Name: Victor DiTommaso
Title: Vice President Finance

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CITICORP NORTH AMERICA, INC.,
Individually and as Administrative Agent

By:

/s/ C. P. Mahon

Name: C. P. Mahon
Title: Vice President

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SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Citicorp North America, Inc.

By:

/s/ David E. Graber

       Name: David E. Graber

       Title: Attorney-in-Fact

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SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Citibank, N.A., Canadian Branch

By:

/s/ Niyousha Zarinpour

       Name: Niyousha Zarinpour

       Title: Authorized Signer

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SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Babson Capital Management LLC as Investment Adviser

By:

/s/ Marcus Sowell

       Name: Marcus Sowell

       Title: Managing Director

MAPLEWOOD (CAYMAN) LIMITED

By: Babson Capital Management LLC as Investment Manager

By:

/s/ Marcus Sowell

       Name: Marcus Sowell

       Title: Managing Director

SOMERS CDO, LIMITED

SUFFIELD CLO, LIMITED

BABSON CLO LTD. 2004-II

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2004-II

BABSON CLO LTD. 2005-II

By: Babson Capital Management LLC as Collateral Manager

By:

/s/ Marcus Sowell

       Name: Marcus Sowell

       Title: Managing Director

BILL & MELINDA GATES FOUNDATION

By: Babson Capital Management LLC as Investment Adviser

By:

/s/ Marcus Sowell

       Name: Marcus Sowell

       Title: Managing Director

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SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

CIT LENDING SERVICES CORPORATION

By:

/s/ Barbara Habhab

       Name: Barbara Habhab

       Title: Vice President

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SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Comerica Bank

By:

/s/ Mike Messink

       Name: Mike Messink

       Title: Commercial Banking Officer

NEWYORK 4549706 (2K)	11

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Commerzbank AG, New York and Grand Cayman Branches

By:

/s/ Adam T. Strom

       Name: Adam T. Strom

       Title: Vice President

By:

/s/ Henry J. Spark

       Name: Henry J. Spark

       Title: Assistant Vice President

NEWYORK 4549706 (2K)	12

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Deutsche Bank Trust Company Americas

By: DB Services New Jersey, Inc.

By:

/s/ Deirdre Whorton

       Name: Deirdre Whorton

       Title: Assistant Vice President

By:

/s/ Deborah O’Keeffe

       Name: Deborah O’Keeffe

       Title: Vice President

NEWYORK 4549706 (2K)	13

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

SENIOR DEBT PORTFOLIO

By: Boston Management and Research as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4549706 (2K)	14

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

EATON VANCE SENIOR INCOME TRUST

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4549706 (2K)	15

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4549706 (2K)	16

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

EATON VANCE CDO III, LTD.

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

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SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

COSTANTINUS EATON VANCE CDO V LTD.

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

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SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

EATON VANCE CDO VI LTD.

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

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SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

GRAYSON & CO.

By: Boston Management and Research as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4549706 (2K)	20

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

BIG SKY SENIOR LOAN FUND, LTD.

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4549706 (2K)	21

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

THE NORINCHUKIN BANK, NEW YORK BRANCH,

through State Street Bank and Trust Company N.A. as

Fiduciary Custodian

By: Eaton Vance Management, Attorney-in-Fact

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4549706 (2K)	22

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

EATON VANCE VT FLOATING-RATE INCOME FUND

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4549706 (2K)	23

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

EATON VANCE LIMITED DURATION INCOME FUND

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4549706 (2K)	24

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

TOLLI & CO.

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4549706 (2K)	25

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

EATON VANCE SENIOR FLOATING-RATE TRUST

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4549706 (2K)	26

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

EATON VANCE FLOATING-RATE INCOME TRUST

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4549706 (2K)	27

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

FRANKLIN CLO III, LIMITED

By:

/s/ David Ardini

       Name: David Ardini

       Title: Vice President

NEWYORK 4549706 (2K)	28

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

FRANKLIN FLOATING RATE DAILY ACCESS FUND

FRANKLIN FLOATING RATE MASTER SERIES

By:

/s/ Richard Hsu

       Name: Richard Hsu

       Title: Vice President

NEWYORK 4549706 (2K)	29

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

HSBC Bank USA, National Association

By:

/s/ Bruce Wicks

       Name: Bruce Wicks

       Title: First Vice President

NEWYORK 4549706 (2K)	30

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 2005, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (US) HOLDINGS INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Toronto Dominion (Texas) LLC

By:

/s/ Jim Bridwell

       Name: Jim Bridwell

       Title: Authorized Agent

ORLDOCS 10438739 1

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